UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-43

DWS Investment Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/07

ITEM 1.           REPORT TO STOCKHOLDERS

SEPTEMBER 30, 2007

Annual Report
to Shareholders

DWS Growth & Income Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary September 30, 2007

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2007 are 1.01%, 1.85%, 1.78% and .51% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended September 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for the 3-year, 5-year and 10-year periods for Class A, B, C and Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for periods prior to its inception on August 2, 1999 for Class A shares, prior to their inception on December 29, 2000 for Class B and C shares are derived from the historical performance of Class S shares of DWS Growth & Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 9/30/07
DWS Growth & Income Fund	1-Year	3-Year	5-Year	10-Year
Class A	10.59%	10.63%	12.61%	2.27%
Class B	9.61%	9.60%	11.62%	1.47%
Class C	9.73%	9.74%	11.71%	1.52%
S&P 500® Index+	16.44%	13.14%	15.45%	6.57%
Russell 1000® Index++	16.90%	13.77%	15.98%	6.86%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Average Annual Total Returns as of 9/30/07
DWS Growth & Income Fund	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	11.12%	11.13%	13.12%	9.63%
S&P 500 Index+	16.44%	13.14%	15.45%	12.60%
Russell 1000 Index++	16.90%	13.77%	15.98%	13.15%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 9/30/07	$ 22.80	$ 22.27	$ 22.35	$ 22.98
9/30/06	$ 22.91	$ 22.45	$ 22.51	$ 23.07
Distribution Information: Twelve Months as of 9/30/07: Income Dividends	$ .20	$ .03	$ .04	$ .31
Capital Gain Distributions	$ 2.25	$ 2.25	$ 2.25	$ 2.25
Class A Lipper Rankings — Large-Cap Core Funds Category as of 9/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	734	of	817	90
3-Year	549	of	681	81
5-Year	434	of	568	77

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Growth & Income Fund — Class A [] S&P 500 Index+ [] Russell 1000 Index++

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 9/30/07
DWS Growth & Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,423	$12,760	$17,066	$11,795
	Average annual total return	4.23%	8.46%	11.28%	1.66%
Class B	Growth of $10,000	$10,663	$12,967	$17,228	$11,571
	Average annual total return	6.63%	9.05%	11.49%	1.47%
Class C	Growth of $10,000	$10,973	$13,217	$17,394	$11,625
	Average annual total return	9.73%	9.74%	11.71%	1.52%
S&P 500 Index+	Growth of $10,000	$11,644	$14,481	$20,513	$18,896
	Average annual total return	16.44%	13.14%	15.45%	6.57%
Russell 1000 Index++	Growth of $10,000	$11,690	$14,725	$20,989	$19,419
	Average annual total return	16.90%	13.77%	15.98%	6.86%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. On January 23, 2007, the Russell 1000 Index replaced the S&P 500 as the fund's benchmark index because the advisor believes that it more accurately reflects the fund's investment strategy.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Growth of an Assumed $1,000,000 Investment
[] DWS Growth & Income Fund — Institutional Class [] S&P 500 Index+ [] Russell 1000 Index++

Yearly periods ended September 30
Comparative Results as of 9/30/07
DWS Growth & Income Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,111,200	$1,372,500	$1,852,100	$1,599,400
	Average annual total return	11.12%	11.13%	13.12%	9.63%
S&P 500 Index+	Growth of $1,000,000	$1,164,400	$1,448,100	$2,051,300	$1,828,300
	Average annual total return	16.44%	13.14%	15.45%	12.60%
Russell 1000 Index++	Growth of $1,000,000	$1,169,000	$1,472,500	$2,098,900	$1,873,500
	Average annual total return	16.90%	13.77%	15.98%	13.15%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. On January 23, 2007, the Russell 1000 Index replaced the S&P 500 as the fund's benchmark index because the advisor believes that it more accurately reflects the fund's investment strategy.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2007 is .66% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended September 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for all periods reflect a fee and/or expense waiver. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 9/30/07
DWS Growth & Income Fund	1-Year	3-Year	5-Year	10-Year
Class S	10.97%	11.01%	12.99%	2.64%
S&P 500 Index+	16.44%	13.14%	15.45%	6.57%
Russell 1000 Index++	16.90%	13.77%	15.98%	6.86%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 9/30/07	$ 22.95
9/30/06	$ 23.05
Distribution Information Twelve Months as of 9/30/07: Income Dividends	$ .29
Capital Gain Distributions	$ 2.25
Class S Lipper Rankings — Large-Cap Core Funds Category as of 9/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	723	of	817	89
3-Year	511	of	681	75
5-Year	396	of	568	70
10-Year	264	of	276	96

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total rankings with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Growth & Income Fund — Class S [] S&P 500 Index+ [] Russell 1000 Index++

Yearly periods ended September 30
Comparative Results as of 9/30/07
DWS Growth & Income Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$11,097	$13,681	$18,418	$12,973
	Average annual total return	10.97%	11.01%	12.99%	2.64%
S&P 500 Index+	Growth of $10,000	$11,644	$14,481	$20,513	$18,896
	Average annual total return	16.44%	13.14%	15.45%	6.57%
Russell 1000 Index++	Growth of $10,000	$11,690	$14,725	$20,989	$19,419
	Average annual total return	16.90%	13.77%	15.98%	6.86%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. On January 23, 2007, the Russell 1000 Index replaced the S&P 500 as the fund's benchmark index because the advisor believes that it more accurately reflects the fund's investment strategy.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class S shares of the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2007 to September 30, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2007
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 4/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/07	$ 1,053.00	$ 1,049.00	$ 1,048.80	$ 1,055.10	$ 1,055.70
Expenses Paid per $1,000*	$ 5.20	$ 8.83	$ 9.24	$ 3.30	$ 2.47
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 4/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/07	$ 1,020.00	$ 1,016.44	$ 1,016.04	$ 1,021.86	$ 1,022.66
Expenses Paid per $1,000*	$ 5.11	$ 8.69	$ 9.10	$ 3.24	$ 2.43
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Growth & Income Fund	1.01%	1.72%	1.80%	.64%	.48%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Growth & Income Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Growth & Income Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience in trading fixed income, foreign exchange and derivative products at J.P. Morgan.

Global Head of Quantitative Strategies Portfolio Management: NewYork.

Joined the fund in 2007.

BS, The Wharton School, University of Pennsylvania.

Jin Chen, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Senior portfolio manager for Global Strategies: New York.

Joined Deutsche Asset Management in 1999; prior to that, served as portfolio manager for Absolute Return Strategies and as a fundamental equity analyst and portfolio manager for Thomas White Asset Management.

Joined the fund in 2007.

BS, Nanjing University; MS, Michigan State University.

Julie Abbett

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Senior portfolio manager for Global Quantitative Equity: New York.

Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc. and a product developer for FactSet Research.

Joined the fund in 2007.

BA, University of Connecticut.

In the following interview, Portfolio Managers Robert Wang, Julie Abbett and Jin Chen discuss DWS Growth & Income Fund's performance, strategy and the market environment during the 12-month period ended September 30, 2007.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How would you describe the market environment over the last 12 months?

A: It was a generally positive period for the US equity market, although with considerable volatility. After exhibiting strength in late 2006, there was a dip in late February and early March. Markets began to rise again through mid-July, drifted lower in the late summer, then rallied again in September, responding in part to the US Federal Reserve Board's (the Fed's) mid-September interest rate cut.

The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned 16.52% for the 12 months ended September 2007.1 The Standard & Poor's 500® (S&P 500) Index returned 16.44%, and the Russell 1000® Index returned 16.90%; both of these indices measure performance of large-cap stocks.2 Large-cap stocks regained market leadership near the end of the period; for the 12 months ended September, mid-cap stocks performed better than large-cap stocks, but large-cap stocks performed better than small-caps. The Russell MidCap® Index returned 17.87% for the12-month period, and the small-cap Russell 2000® Index posted a return of 12.34% for the period.3 Within the large-cap category, growth stocks performed better than value stocks: the return of the Russell 1000® Growth Index was 19.35%, compared with 14.45% for the Russell 1000® Value Index.4

1 The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.
2 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. On January 23, 2007, the Russell 1000 Index replaced the S&P 500 as the fund's benchmark index because the advisor believes that it more accurately reflects the fund's investment strategy.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
3 The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
4 The Russell 1000 Growth Index is an unmanaged index consisting of those stocks in the Russell 1000 Index that have greater-than-average growth orientation, while the Russell 1000 Value Index is an unmanaged index consisting of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
5 The Lipper Large-Cap Core Funds category is an unmanaged group of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Large-Cap core funds have wide latitude in the companies in which they invest. These funds normally will have an average price-to-earnings ratio; price-to-book ratio and three-year earnings growth figure that compares with the US diversified large-cap funds universe average. Category return assumes reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

Q: How did the fund perform during this period?

A: DWS Growth & Income Fund Class A shares produced a total return of 10.59% for the 12 months ended September 30, 2007. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.)

The fund's return was below that of its benchmarks, the S&P 500 Index, which returned 16.44%, and the Russell 1000 Index, which returned 16.90%. The fund's return was below that of its Lipper peer group, the Large-Cap Core Funds category, which had a return of 15.96% for the period ending September 30, 2007.5

Q: How would you describe your investment process?

A: There has been a change in management for this fund since the last annual report, which covered the fiscal year that ended September 30, 2006. Beginning in January 2007, a new team assumed responsibility for management of the fund, using a robust model that is focused on stock selection.6 The majority of the fund is invested in equities, primarily stocks of large US companies. Sector allocations are generally maintained fairly close to those of the Russell 1000 Index. For each stock under consideration, the price is evaluated relative to a series of factors that we have found to be useful in predicting performance and that tend to have a low correlation to one another. These include the ratio of predicted earnings to price, operating trends, changes in earnings estimates, short interest, market outlook and other measures of performance potential.

6 A quantitative model for selection of investments uses mathematical techniques to analyze the financial characteristics of potential investments and compare alternative investments.

In order to bring the portfolio in line with the positioning indicated by our model, significant changes were made in holdings, so that the composition of the portfolio is significantly different at the end of September versus a year ago.

Q: Which industry groups and holdings had the greatest positive effect on the fund's performance?

A: The sector in which the fund's return was highest was materials, and favorable stock selection delivered a return substantially higher than the benchmark in this sector. The best performing materials stocks were Lyondell Chemical Co. and Southern Copper Corp. Stock of Lyondell, which manufactures chemicals and plastics, refines heavy, high sulfur crude oil and produces fuel products rose sharply in July on news that the company had agreed to be acquired by Netherlands-based Basell; the stock was sold on strength. Southern Copper has performed very well in an environment of high demand and favorable pricing.

Also positive was stock selection in the Hotels, Restaurants and Leisure sector. Holdings that were especially strong were McDonald's Corp. and Yum! Brands, Inc., parent of KFC, Pizza Hut, Taco Bell, Long John Silver's and A&W. Both of these restaurant groups reported strong sales and earnings trends.

Positioning in the banks sector also contributed to relative performance. The most significant decision was not owning some of the banks most affected by problems with subprime mortgages, particularly Washington Mutual, Inc., which was down sharply.

Q: Which decisions detracted from the fund's performance?

A: In the technology hardware and equipment sector, a major detractor was Lexmark International, Inc., which has repeatedly reported disappointing sales and earnings; this stock has been eliminated from the portfolio.

In the consumer durables and apparel sector, performance was hurt by positions in home builders NVR, Inc. and Centex Corp.*, which are suffering from weakness in the housing market. Also negative was an overweight in Polo Ralph Lauren Corp., which announced lowered expectations for 2007 and 2008 earnings.7

In telecommunications services, underweight positions in Cisco Systems, Inc. and AT&T, Inc. detracted from performance, as these stocks performed very well.

* As of September 30, 2007, the position in Centex was sold.
7 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Q: What other comments do you have for investors?

A: We continually monitor the fund's positions, reviewing and updating the portfolio, making changes as indicated by our model. We believe that our rigorous stock selection process, which combines quantitative analysis with fundamental research, can help us to generate attractive returns over time for our investors.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	9/30/07	9/30/06

Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	9/30/07	9/30/06

Financials	17%	23%
Information Technology	15%	15%
Energy	14%	10%
Health Care	13%	13%
Consumer Discretionary	11%	10%
Industrials	10%	11%
Consumer Staples	7%	9%
Telecommunication Services	5%	3%
Materials	5%	3%
Utilities	3%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at September 30, 2007 (22.0% of Net Assets)
1. Bank of America Corp. Provider of commercial banking services	2.9%
2. Microsoft Corp. Developer of computer software	2.8%
3. International Business Machines Corp. Manufacturer of computers and provider of information processing services	2.2%
4. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	2.2%
5. ExxonMobil Corp. Explorer and producer of oil and gas	2.2%
6. Verizon Communications, Inc. Provider of advanced communication and information technology services	2.1%
7. Boeing Co. Manufacturer of jet airplanes	2.0%
8. Hewlett-Packard Co. Provider of imaging and printing systems and information technology services	1.9%
9. The Goldman Sachs Group, Inc. Provider of global investment banking services	1.9%
10. Lockheed Martin Corp. Manufacturer of aircraft, missiles and space equipment	1.8%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2007

	Shares	Value ($)

Common Stocks 98.9%
Consumer Discretionary 10.8%
Auto Components 0.1%
TRW Automotive Holdings Corp.*	161,400	5,113,152
Hotels Restaurants & Leisure 2.4%
Boyd Gaming Corp.	151,800	6,504,630
Brinker International, Inc.	264,100	7,246,904
Darden Restaurants, Inc.	422,600	17,690,036
McDonald's Corp.	791,740	43,126,078
Yum! Brands, Inc.	839,200	28,390,136
		102,957,784
Household Durables 0.5%
NVR, Inc.* (a)	49,100	23,089,275
Leisure Equipment & Products 0.2%
Hasbro, Inc.	306,900	8,556,372
Media 2.8%
CBS Corp. "B"	197,500	6,221,250
McGraw-Hill Companies, Inc.	1,113,820	56,704,576
The DIRECTV Group, Inc.*	2,305,800	55,984,824
		118,910,650
Multiline Retail 1.3%
Big Lots, Inc.* (a)	280,500	8,370,120
Dollar Tree Stores, Inc.*	558,100	22,625,374
Family Dollar Stores, Inc.	844,200	22,421,952
		53,417,446
Specialty Retail 2.3%
American Eagle Outfitters, Inc.	725,200	19,080,012
AutoZone, Inc.*	344,200	39,975,388
Dick's Sporting Goods, Inc.* (a)	373,900	25,107,385
RadioShack Corp. (a)	501,700	10,365,122
The Sherwin-Williams Co.	78,700	5,171,377
		99,699,284
Textiles, Apparel & Luxury Goods 1.2%
Coach, Inc.*	188,000	8,886,760
NIKE, Inc. "B"	139,000	8,153,740
Polo Ralph Lauren Corp. "A"	425,100	33,051,525
		50,092,025
Consumer Staples 6.9%
Beverages 0.8%
Coca-Cola Enterprises, Inc.	917,400	22,219,428
PepsiCo, Inc.	183,500	13,443,210
		35,662,638
Food & Staples Retailing 1.5%
BJ's Wholesale Club, Inc.*	574,600	19,053,736
Costco Wholesale Corp.	297,600	18,263,712
Kroger Co.	553,800	15,794,376
Safeway, Inc.	317,800	10,522,358
		63,634,182
Food Products 1.7%
Dean Foods Co.	181,100	4,632,538
General Mills, Inc.	748,700	43,432,087
H.J. Heinz Co.	229,600	10,607,520
Kellogg Co.	125,900	7,050,400
The J.M. Smucker Co.	115,100	6,148,642
		71,871,187
Household Products 1.4%
Colgate-Palmolive Co.	567,700	40,488,364
Energizer Holdings, Inc.*	96,700	10,719,195
Kimberly-Clark Corp.	135,800	9,541,308
		60,748,867
Personal Products 0.2%
Estee Lauder Companies, Inc. "A"	154,300	6,551,578
Tobacco 1.3%
Altria Group, Inc.	629,940	43,799,728
Loews Corp. — Carolina Group	164,200	13,502,166
		57,301,894
Energy 13.6%
Energy Equipment & Services 4.5%
ENSCO International, Inc.	393,200	22,058,520
Global Industries Ltd.*	1,003,800	25,857,888
GlobalSantaFe Corp.	133,700	10,163,874
Noble Corp.	484,300	23,754,915
Patterson-UTI Energy, Inc.	707,200	15,961,504
Tidewater, Inc. (a)	443,500	27,869,540
Transocean, Inc.*	479,900	54,252,695
Unit Corp.*	262,600	12,709,840
		192,628,776
Oil, Gas & Consumable Fuels 9.1%
Chesapeake Energy Corp. (a)	215,700	7,605,582
Chevron Corp.	1,017,200	95,189,576
Devon Energy Corp.	626,800	52,149,760
El Paso Corp.	429,900	7,295,403
ExxonMobil Corp.	994,678	92,067,396
Frontier Oil Corp.	802,500	33,416,100
Marathon Oil Corp.	705,700	40,239,014
Sunoco, Inc.	555,200	39,297,056
Tesoro Corp.	438,000	20,156,760
		387,416,647
Financials 17.0%
Capital Markets 3.8%
Morgan Stanley	1,142,380	71,969,940
State Street Corp.	120,900	8,240,544
The Goldman Sachs Group, Inc.	374,270	81,119,279
		161,329,763
Commercial Banks 1.6%
Wells Fargo & Co.	1,933,290	68,863,790
Consumer Finance 0.4%
Capital One Financial Corp.	263,500	17,504,305
Diversified Financial Services 5.6%
Bank of America Corp.	2,435,656	122,440,427
Citigroup, Inc.	1,359,000	63,424,530
JPMorgan Chase & Co.	1,150,700	52,725,074
		238,590,031
Insurance 3.4%
ACE Ltd. (a)	262,700	15,911,739
Arch Capital Group Ltd.*	90,600	6,741,546
Genworth Financial, Inc. "A"	361,200	11,099,676
Hartford Financial Services Group, Inc.	87,500	8,098,125
MetLife, Inc.	650,360	45,349,603
W.R. Berkley Corp.	505,900	14,989,817
XL Capital Ltd. "A"	561,300	44,454,960
		146,645,466
Real Estate Investment Trusts 1.6%
AMB Property Corp. (REIT)	40,800	2,440,248
AvalonBay Communities, Inc. (REIT)	32,500	3,836,950
Equity Residential (REIT)	225,200	9,539,472
Essex Property Trust, Inc. (REIT)	7,400	870,018
Host Hotels & Resorts, Inc. (REIT)	323,900	7,268,316
ProLogis (REIT)	188,900	12,533,515
Public Storage (REIT)	108,400	8,525,660
Simon Property Group, Inc. (REIT)	112,100	11,210,000
The Macerich Co. (REIT)	23,500	2,058,130
Vornado Realty Trust (REIT)	99,600	10,891,260
		69,173,569
Real Estate Management & Development 0.3%
Jones Lang LaSalle, Inc.	124,200	12,762,792
Thrifts & Mortgage Finance 0.3%
MGIC Investment Corp. (a)	343,100	11,085,561
Health Care 13.1%
Biotechnology 1.5%
Genzyme Corp.*	87,200	5,402,912
Gilead Sciences, Inc.*	1,417,300	57,925,051
		63,327,963
Health Care Equipment & Supplies 1.7%
Advanced Medical Optics, Inc.* (a)	224,100	6,855,219
Baxter International, Inc.	208,600	11,740,008
Becton, Dickinson & Co.	505,700	41,492,685
Kinetic Concepts, Inc.*	96,600	5,436,648
Zimmer Holdings, Inc.*	96,300	7,799,337
		73,323,897
Health Care Providers & Services 3.7%
Aetna, Inc.	1,000,500	54,297,135
Coventry Health Care, Inc.*	567,800	35,322,838
Health Net, Inc.*	359,700	19,441,785
Humana, Inc.*	515,800	36,044,104
Medco Health Solutions, Inc.*	140,200	12,672,678
		157,778,540
Life Sciences Tools & Services 0.6%
Invitrogen Corp.*	343,200	28,049,736
Pharmaceuticals 5.6%
Abbott Laboratories	954,800	51,196,376
Bristol-Myers Squibb Co.	1,482,900	42,737,178
Eli Lilly & Co.	1,297,700	73,878,061
Endo Pharmaceuticals Holdings, Inc.*	204,600	6,344,646
Johnson & Johnson	314,300	20,649,510
Merck & Co., Inc.	668,900	34,575,441
Sepracor, Inc.*	347,000	9,542,500
		238,923,712
Industrials 10.0%
Aerospace & Defense 5.8%
Boeing Co.	809,230	84,961,058
Honeywell International, Inc.	1,186,520	70,562,344
Lockheed Martin Corp.	719,400	78,047,706
Precision Castparts Corp.	93,000	13,762,140
		247,333,248
Airlines 0.6%
Continental Airlines, Inc. "B"*	520,300	17,185,509
Delta Air Lines, Inc.*	594,500	10,671,275
		27,856,784
Commercial Services & Supplies 0.5%
Dun & Bradstreet Corp.	138,000	13,608,180
The Brink's Co.	104,900	5,861,812
		19,469,992
Construction & Engineering 0.4%
Fluor Corp.	130,200	18,746,196
Industrial Conglomerates 1.3%
General Electric Co.	1,260,570	52,187,598
Teleflex, Inc.	60,300	4,698,576
		56,886,174
Machinery 1.0%
PACCAR, Inc.	486,800	41,499,700
Road & Rail 0.4%
Ryder System, Inc.	309,000	15,141,000
Information Technology 15.0%
Communications Equipment 0.1%
Cisco Systems, Inc.*	111,390	3,688,123
Computers & Peripherals 6.1%
Apple, Inc.*	460,500	70,705,170
Hewlett-Packard Co.	1,644,500	81,879,655
International Business Machines Corp.	811,930	95,645,354
NCR Corp.*	225,300	11,219,940
		259,450,119
Internet Software & Services 1.4%
eBay, Inc.*	550,200	21,468,804
Google, Inc. "A"*	65,740	37,292,330
		58,761,134
IT Services 1.9%
Accenture Ltd. "A"	1,043,300	41,992,825
Computer Sciences Corp.*	687,200	38,414,480
		80,407,305
Semiconductors & Semiconductor Equipment 2.5%
Applied Materials, Inc.	415,700	8,604,990
MEMC Electronic Materials, Inc.*	346,500	20,394,990
National Semiconductor Corp.	1,553,200	42,122,784
NVIDIA Corp.*	598,650	21,695,076
Teradyne, Inc.*	1,098,200	15,155,160
		107,973,000
Software 3.0%
Microsoft Corp.	4,106,940	120,990,452
Symantec Corp.*	508,820	9,860,932
		130,851,384
Materials 4.7%
Chemicals 1.0%
Albemarle Corp.	312,800	13,825,760
Celanese Corp. "A"	656,000	25,570,880
Dow Chemical Co.	81,700	3,518,002
		42,914,642
Containers & Packaging 0.7%
Ball Corp.	130,100	6,992,875
Packaging Corp. of America	335,200	9,744,264
Pactiv Corp.*	266,500	7,637,890
Sonoco Products Co.	156,700	4,729,206
		29,104,235
Metals & Mining 3.0%
Alcoa, Inc.	1,456,700	56,986,104
Freeport-McMoRan Copper & Gold, Inc.	465,100	48,784,339
Southern Copper Corp. (a)	186,700	23,119,061
		128,889,504
Telecommunication Services 4.9%
Diversified Telecommunication Services 4.8%
AT&T, Inc.	1,147,680	48,558,341
CenturyTel, Inc.	350,100	16,181,622
Citizens Communications Co.	373,900	5,354,248
Embarq Corp.	483,600	26,888,160
Verizon Communications, Inc.	2,070,000	91,659,600
Windstream Corp. (a)	1,085,500	15,327,260
		203,969,231
Wireless Telecommunication Services 0.1%
United States Cellular Corp.*	59,100	5,803,620
Utilities 2.9%
Electric Utilities 1.9%
Edison International	208,900	11,583,505
FirstEnergy Corp.	368,800	23,359,792
Southern Co.	1,254,500	45,513,260
		80,456,557
Multi-Utilities 1.0%
Sempra Energy	736,900	42,828,628
Total Common Stocks (Cost $3,912,663,320)		4,227,041,458
	Principal Amount ($)	Value ($)

Government and Agency Obligations 0.1%
US Treasury Obligations
US Treasury Bill, 4.815%**, 10/18/2007 (b) (Cost $3,797,646)	3,805,000	3,797,646
	Shares	Value ($)

Securities Lending Collateral 2.5%
Daily Assets Fund Institutional, 5.38% (c) (d) (Cost $105,563,960)	105,563,960	105,563,960

Cash Equivalents 1.1%
Cash Management QP Trust, 5.14% (c) (Cost $47,084,563)	47,084,563	47,084,563
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $4,069,109,489)+	102.6	4,383,487,627
Other Assets and Liabilities, Net	(2.6)	(111,071,480)
Net Assets	100.0	4,272,416,147
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $4,111,805,153. At September 30, 2007, net unrealized appreciation for all securities based on tax cost was $271,682,474. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $400,007,118 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $128,324,644.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at September 30, 2007 amounted to $102,626,974 which is 2.4% of net assets.
(b) At September 30, 2007, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending.

REIT: Real Estate Investment Trust

At September 30, 2007, open future contracts purchased were as follows:
Future	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
S&P 500 Index	12/20/2007	127	47,531,155	48,834,675	1,303,520

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2007
Assets
Investments: Investments in securities, at value (cost $3,916,460,966) — including $102,626,974 of securities loaned	$ 4,230,839,104
Investment in Cash Management QP Trust (cost $47,084,563)	47,084,563
Investment in Daily Assets Fund Institutional (cost $105,563,960)*	105,563,960
Total investments, at value (cost $4,069,109,489)	4,383,487,627
Cash	10,000
Dividends receivable	3,113,129
Interest receivable	224,629
Receivable for Fund shares sold	537,347
Foreign taxes recoverable	7,346
Other assets	21,400
Total assets	4,387,401,478
Liabilities
Payable upon return of securities loaned	105,563,960
Payable for daily variation margin on open futures contracts	218,551
Payable for Fund shares redeemed	5,895,317
Accrued management fee	1,211,312
Other accrued expenses and payables	2,096,191
Total liabilities	114,985,331
Net assets, at value	$ 4,272,416,147
Net Assets Consist of:
Undistributed net investment income	4,926
Net unrealized appreciation (depreciation) on: Investments	314,378,138
Futures	1,303,520
Foreign currency	(10)
Accumulated net realized gain (loss)	616,144,829
Paid-in capital	3,340,584,744
Net assets, at value	$ 4,272,416,147
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2007 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($76,353,353 ÷ 3,349,048 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.80
Maximum offering price per share (100 ÷ 94.25 of $22.80)	$ 24.19

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($9,897,238 ÷ 444,352 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 22.27

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($7,969,494 ÷ 356,622 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 22.35
Class S Net Asset Value, offering and redemption price(a) per share ($4,144,736,291 ÷ 180,618,573 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.95

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($33,459,771 ÷ 1,456,128 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 22.98
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2007
Investment Income
Income: Dividends (net of foreign taxes withheld of $228,427)	$ 75,284,998
Interest	101,144
Interest — Cash Management QP Trust	1,729,181
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	440,822
Total Income	77,556,145
Expenses: Management fee	15,662,048
Administration fee	4,449,144
Services to shareholders	7,505,310
Custodian fee	162,800
Distribution and service fees	394,151
Auditing	84,044
Legal	93,988
Trustees' fees and expenses	164,775
Reports to shareholders	507,516
Registration fees	92,570
Other	194,774
Total expenses before expense reductions	29,311,120
Expense reductions	(442,962)
Total expenses after expense reductions	28,868,158
Net investment income (loss)	48,687,987
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	735,924,069
Futures	1,219,770
Foreign currency	(5,129)
737,138,710
Change in net unrealized appreciation (depreciation) on: Investments	(319,386,883)
Written options	1,079,781
Futures	1,303,520
Foreign currency	(563)
(317,004,145)
Net gain (loss)	420,134,565
Net increase (decrease) in net assets resulting from operations	$ 468,822,552

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Year Ended September 30,
	2007	2006
Operations: Net investment income (loss)	$ 48,687,987	$ 49,220,956
Net realized gain (loss)	737,138,710	421,560,960
Change in net unrealized appreciation (depreciation)	(317,004,145)	(77,094,078)
Net increase (decrease) in net assets resulting from operations	468,822,552	393,687,838
Distributions to shareholders from: Net investment income: Class A	(717,624)	(509,816)
Class B	(14,775)	—
Class C	(15,477)	—
Class R	—	(2,444)
Class AARP	—	(18,964,385)
Class S	(54,384,900)	(25,463,630)
Institutional Class	(487,352)	(465,956)
Net realized gains: Class A	(7,732,471)	(4,466,069)
Class B	(1,307,379)	(970,557)
Class C	(885,023)	(542,877)
Class R	—	(41,600)
Class AARP	—	(128,745,542)
Class S	(414,138,328)	(110,402,048)
Institutional Class	(3,429,020)	(2,789,598)
Fund share transactions: Proceeds from shares sold	123,683,578	162,075,612
Reinvestment of distributions	445,183,568	270,110,268
Cost of shares redeemed	(787,213,565)	(932,173,529)
Redemption fees	9,848	13,923
Net increase (decrease) in net assets from Fund share transactions	(218,336,571)	(499,973,726)
Increase (decrease) in net assets	(232,626,368)	(399,650,410)
Net assets at beginning of period	4,505,042,515	4,904,692,925
Net assets at end of period (including undistributed net investment income of $4,926 and $6,942,196, respectively)	$ 4,272,416,147	$ 4,505,042,515

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2007	2006	2005	2004	2003
Net asset value, beginning of period	$ 22.91	$ 22.38	$ 20.05	$ 18.04	$ 15.10
Income (loss) from investment operations: Net investment income (loss)[a]	.17	.16[d]	.21	.07	.06
Net realized and unrealized gain (loss)	2.17	1.68	2.35	1.99	2.96
Total from investment operations	2.34	1.84	2.56	2.06	3.02
Less distributions from: Net investment income	(.20)	(.14)	(.23)	(.05)	(.08)
Net realized gains	(2.25)	(1.17)	—	—	—
Total distributions	(2.45)	(1.31)	(.23)	(.05)	(.08)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 22.80	$ 22.91	$ 22.38	$ 20.05	$ 18.04
Total Return (%)[b]	10.59	8.50[d]	12.83[c]	11.44	20.01
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	76	80	87	32	27
Ratio of expenses before expense reductions (%)	1.00	1.02	1.08	1.12	1.17
Ratio of expenses after expense reductions (%)	1.00	1.02	1.03	1.12	1.17
Ratio of net investment income (loss) (%)	.74	.72[d]	.96	.33	.35
Portfolio turnover rate (%)	271	101	98	26	42
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.032 per share and an increase in the ratio of net investment income of 0.13%. Excluding this non-recurring income, total return would have been 0.14% lower.
* Amount is less than $.005.

Class B Years Ended September 30,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 22.45	$ 22.03	$ 19.78	$ 17.90	$ 15.03
Income (loss) from investment operations: Net investment income (loss)[a]	(.01)	(.04)[d]	.02	(.10)	(.07)
Net realized and unrealized gain (loss)	2.11	1.63	2.31	1.98	2.94
Total from investment operations	2.10	1.59	2.33	1.88	2.87
Less distributions from: Net investment income	(.03)	—	(.08)	—	—
Net realized gains	(2.25)	(1.17)	—	—	—
Total distributions	(2.28)	(1.17)	(.08)	—	—
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 22.27	$ 22.45	$ 22.03	$ 19.78	$ 17.90
Total Return (%)[b]	9.61	7.49[c,d]	11.75[c]	10.50[c]	19.10
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	14	20	11	12
Ratio of expenses before expense reductions (%)	1.85	2.07	2.08	1.99	1.94
Ratio of expenses after expense reductions (%)	1.85	2.00	1.94	1.97	1.94
Ratio of net investment income (loss) (%)	(.11)	(.26)[d]	.05	(.52)	(.42)
Portfolio turnover rate (%)	271	101	98	26	42
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.032 per share and an increase in the ratio of net investment income of 0.13%. Excluding this non-recurring income, total return would have been 0.14% lower.
* Amount is less than $.005.

Class C Years Ended September 30,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 22.51	$ 22.04	$ 19.78	$ 17.89	$ 15.03
Income (loss) from investment operations: Net investment income (loss)[a]	(.00)*	.00d*	.03	(.10)	(.07)
Net realized and unrealized gain (loss)	2.13	1.64	2.31	1.99	2.93
Total from investment operations	2.13	1.64	2.34	1.89	2.86
Less distributions from: Net investment income	(.04)	—	(.08)	—	—
Net realized gains	(2.25)	(1.17)	—	—	—
Total distributions	(2.29)	(1.17)	(.08)	—	—
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 22.35	$ 22.51	$ 22.04	$ 19.78	$ 17.89
Total Return (%)[b]	9.73	7.68[d]	11.86[c]	10.56[c]	19.03
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	9	11	5	5
Ratio of expenses before expense reductions (%)	1.79	1.77	1.93	2.02	1.93
Ratio of expenses after expense reductions (%)	1.79	1.77	1.89	1.96	1.93
Ratio of net investment income (loss) (%)	(.05)	(.03)[d]	.10	(.51)	(.41)
Portfolio turnover rate (%)	271	101	98	26	42
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.032 per share and an increase in the ratio of net investment income of 0.13%. Excluding this non-recurring income, total return would have been 0.14% lower.
* Amount is less than $.005.

Class S Years Ended September 30,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 23.05	$ 22.52	$ 20.17	$ 18.13	$ 15.17
Income (loss) from investment operations: Net investment income (loss)[a]	.25	.24[c]	.29	.14	.11
Net realized and unrealized gain (loss)	2.19	1.65	2.37	2.01	2.97
Total from investment operations	2.44	1.89	2.66	2.15	3.08
Less distributions from: Net investment income	(.29)	(.19)	(.31)	(.11)	(.12)
Net realized gains	(2.25)	(1.17)	—	—	—
Total distributions	(2.54)	(1.36)	(.31)	(.11)	(.12)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 22.95	$ 23.05	$ 22.52	$ 20.17	$ 18.13
Total Return (%)	10.97[b]	8.85[b,c]	13.26	11.86[b]	20.35
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4,145	4,366	2,177	2,240	2,284
Ratio of expenses before expense reductions (%)	.65	.70	.66	.83	.90
Ratio of expenses after expense reductions (%)	.64	.68	.66	.75	.90
Ratio of net investment income (loss) (%)	1.10	1.06[c]	1.33	.70	.62
Portfolio turnover rate (%)	271	101	98	26	42
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.032 per share and an increase in the ratio of net investment income of 0.13%. Excluding this non-recurring income, total return would have been 0.14% lower.
* Amount is less than $.005.

Institutional Class Years Ended September 30,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 23.07	$ 22.53	$ 20.18	$ 18.15	$ 15.17
Income (loss) from investment operations: Net investment income (loss)[a]	.28	.25[c]	.30	.16	.13
Net realized and unrealized gain (loss)	2.19	1.69	2.38	2.01	2.97
Total from investment operations	2.47	1.94	2.68	2.17	3.10
Less distributions from: Net investment income	(.31)	(.23)	(.33)	(.14)	(.12)
Net realized gains	(2.25)	(1.17)	—	—	—
Total distributions	(2.56)	(1.40)	(.33)	(.14)	(.12)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 22.98	$ 23.07	$ 22.53	$ 20.18	$ 18.15
Total Return (%)	11.12	8.96[b,c]	13.35	11.98	20.50
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33	35	53	38	35
Ratio of expenses before expense reductions (%)	.50	.62	.58	.65	.73
Ratio of expenses after expense reductions (%)	.50	.61	.58	.65	.73
Ratio of net investment income (loss) (%)	1.24	1.13[c]	1.41	.80	.79
Portfolio turnover rate (%)	271	101	98	26	42
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.032 per share and an increase in the ratio of net investment income of 0.13%. Excluding this non-recurring income, total return would have been 0.14% lower.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Growth & Income Fund (the "Fund") is a diversified series of DWS Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Class R shares were converted into Class A shares on November 17, 2006.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of September 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes and for risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2007, the Fund had an inherited net tax basis capital loss carryforward of approximately $9,423,000 from a merger into the Fund in 2005, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2009 ($3,232,000) and September 30, 2010 ($6,191,000), the respective expiration dates, whichever occurs first, subject to certain limitations under Sections 382-384 of the Internal Revenue Code. During the year ended September 30, 2007, the Fund utilized approximately $3,106,000 of a prior year capital loss carryforward.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to futures and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 208,430,556
Undistributed net long-term capital gains	$ 462,659,575
Capital loss carryforwards	$ (9,423,000)
Net unrealized appreciation (depreciation) on investments	$ 271,682,474

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2007	2006
Distributions from ordinary income*	$ 118,210,080	$ 77,332,191
Distributions from long-term capital gains	$ 364,902,269	$ 216,032,331
* For tax purposes short-term capital gains distributions are considered ordinary income distributions

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended September 30, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $11,935,947,648 and $12,588,153,276, respectively.

For the year ended September 30, 2007, transactions for written call options on securities were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	15,502	$ 958,549
Options exercised	(15,502)	(958,549)
Outstanding, end of period	—	$ —

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.365%
Next $750 million of such net assets	.360%
Next $1.5 billion of such net assets	.355%
Next $5.0 billion of such net assets	.345%
Next $5.0 billion of such net assets	.335%
Next $5.0 billion of such net assets	.325%
Over $17.5 billion of such net assets	.300%

Accordingly, for the year ended September 30, 2007, the fee pursuant to the management agreement was equivalent to an annual effective rate of 0.35% of the Fund's average daily net assets.

For the period from October 1, 2006 through May 1, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class A	1.03%
Class B	1.96%
Class C	1.91%
Institutional Class	.58%

For the period from October 1, 2006 through September 30, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of Class S shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses at 0.64%.

Effective October 1, 2007 through May 1, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of Class S shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, organizational and offering expenses) to the extent necessary to maintain the operating expenses at 0.65%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2007, the Advisor received an Administration Fee of $4,449,144, of which $345,968 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Prior to April 1, 2007, DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended September 30, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at September 30, 2007
Class A	$ 206,093	$ —	$ 35,291
Class B	43,576	—	7,645
Class C	25,558	—	4,869
Class S	5,890,781	281,528	995,015
Institutional Class	74	—	74
	$ 6,166,082	$ 281,528	$ 1,042,894

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75%, of average daily net assets of each of Class B and C shares and 0.25% of average daily net assets of Class R shares (through November 17, 2006). In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares, respectively. For the year ended September 30, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2007
Class B	$ 92,519	$ 6,058
Class C	65,093	4,809
Class R	408	—
	$ 158,020	$ 10,867

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and R (Class R shares through November 17, 2006) shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2007	Annual Effective Rate
Class A	$ 184,727	$ 15,152.23%
Class B	30,200	1,426.24%
Class C	20,899	1,273.24%
Class R	305	—	.19%
	$ 236,131	$ 17,851

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2007 aggregated $12,334.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2007, the CDSC for Class B and C shares aggregated $29,586 and $365, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2007, DWS-SDI received $38 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $30,426, of which $10,345 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended September 30, 2007, the Fund's custodian fees were reduced by $85 and $161,349, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2007		Year Ended September 30, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	489,777	$ 11,040,562	585,438	$ 12,939,545
Class B	37,810	830,918	61,822	1,343,007
Class C	73,148	1,619,480	60,845	1,324,940
Class R*	3,773	89,302	20,921	464,334
Class AARP*	—	—	1,740,642	38,881,011
Class S	4,754,952	107,702,379	4,373,966	97,442,374
Institutional Class	105,916	2,400,937	436,759	9,680,401
		$ 123,683,578		$ 162,075,612
Shares issued to shareholders in reinvestment of distributions
Class A	364,274	$ 8,096,531	217,744	$ 4,754,460
Class B	58,842	1,277,886	43,177	925,706
Class C	39,238	855,232	23,848	511,770
Class R*	—	—	2,004	44,044
Class AARP*	—	—	6,089,549	133,886,814
Class S	19,258,077	431,037,547	5,759,256	126,731,919
Institutional Class	174,809	3,916,372	148,100	3,255,555
		$ 445,183,568		$ 270,110,268
Shares redeemed
Class A	(1,061,822)	$ (24,001,095)	(1,188,808)	$ (26,237,442)
Class B	(284,053)	(6,233,662)	(384,817)	(8,338,431)
Class C	(153,451)	(3,385,883)	(186,136)	(4,054,282)
Class R*	(847)	(20,119)	(6,838)	(151,863)
Class AARP*	—	—	(15,824,864)	(352,413,029)
Class S	(32,828,189)	(746,178,952)	(22,900,793)	(508,902,834)
Institutional Class	(323,111)	(7,393,854)	(1,451,405)	(32,075,648)
		$ (787,213,565)		$ (932,173,529)
Shares Converted*
Class A	52,450	$ 1,258,793	—	$ —
Class R	(52,005)	(1,258,793)	—	—
Class AARP	—	—	(105,368,992)	(2,223,569,009)
Class S	—	—	105,534,022	2,223,569,009
		$ —		$ —
Redemption fees		$ 9,848		$ 13,923
Net increase (decrease)
Class A	(155,321)	$ (3,605,160)	(385,626)	$ (8,542,391)
Class B	(187,401)	(4,124,857)	(279,818)	(6,069,555)
Class C	(41,065)	(911,163)	(101,443)	(2,217,572)
Class R*	(49,079)	(1,189,610)	16,087	356,515
Class AARP*	—	—	(113,363,665)	(2,403,209,510)
Class S	(8,815,160)	(207,429,451)	92,766,451	1,938,848,460
Institutional Class	(42,386)	(1,076,330)	(866,546)	(19,139,673)
		$ (218,336,571)		$ (499,973,726)
* On June 28, 2006, the Board of the Fund approved the conversion of Class AARP shares of the Fund into Class S shares of the Fund and Class R shares of the Fund into Class A shares. These conversions were completed on July 14, 2006 and November 17, 2006, respectively, and these classes of shares are no longer offered.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Investment Trust and Shareholders of DWS Growth & Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Growth & Income Fund (the "Fund") at September 30, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts November 26, 2007	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $1.92 per share from net long-term capital gains during its year ended September 30, 2007, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $570,670,000 as capital gain dividends for its year ended September 30, 2007, of which 100% represents 15% rate gains.

For corporate shareholders, 56.36% of the income dividends paid during the Fund's fiscal year ended September 30, 2007 qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $83,065,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DIMA in September 2007.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2007 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants, including the Fund's independent fee consultant, in the course of their 2007 review of the Fund's contractual arrangements. In particular, the Trustees considered the report prepared by the independent fee consultant in connection with their deliberations.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2006). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2006, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended December 31, 2006, the Fund's performance (Class S shares) was in the 3rd quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DIMA have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2006 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA, subject to compliance with applicable SEC rules. The Board also considered that, subject to ongoing review by the Board, a limited portion of the Fund's brokerage may be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions arising from allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of September 30, 2007. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004 Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		75
Henry P. Becton, Jr. (1943) Board Member since 1990	President (prior to October 1, 2007) and Vice Chair (as of October 1, 2007), WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	75
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	75
Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	75
Martin J. Gruber (1937) Board Member since 2006	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	75
Richard J. Herring (1946) Board Member since 2006	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (since July 2000-June 2006)	75
Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	75
Rebecca W. Rimel (1951) Board Member since 2006	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[1] (January 2007-June 2007)	75
Philip Saunders, Jr. (1935) Board Member since 2006	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	75
William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	75
Jean Gleason Stromberg (1943) Board Member since 1999	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	75
Carl W. Vogt (1936) Board Member since 2002	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		73
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	81
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 1999-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 1997-present	Managing Director[4], Deutsche Asset Management
Paul Antosca[6] (1957) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005)(2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SUWAX	SUWBX	SUWCX	SCDGX	SUWIX
CUSIP Number	23338J 806	23338J 889	23338J 871	23338J 855	23338J 830
Fund Number	464	664	764	2064	550

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, September 30, 2007, DWS Growth & Income Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS GROWTH & INCOME FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$78,900	$0	$0	$0
2006	$82,000	$128	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$58,500	$25,000	$0
2006	$155,500	$73,180	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$0	$25,000	$0	$25,000
2006	$0	$73,180	$15,000	$88,180

All other engagement fees were billed for services in connection with industry updates for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Growth & Income Fund, a series of DWS Investment Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Growth & Income Fund, a series of DWS Investment Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 4, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 4, 2007